UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 03, 2015

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55288	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9801 Research Drive, Irvine, CA 92618

(Address of principal executive offices)

(949) 489-7600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

November 03, 2015, the Company issued a Press Release announcing the completion of a licensing deal for the development and production of Apple wearable products. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 03, 2015

UBIQUITY, INC.

By:	/s/ Christopher Carmichael
Name:	Christopher Carmichael
Title:	Chief Executive Officer